                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 1999


Available Amount to Note Holders:                                                        10,772,293.99

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                      --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                     --
(iii)     Aggregate of:
           (a) Unreimbursed Servicer Advances                                                       --
           (b) Servicer Fees from current and prior Collection Period                        85,391.79
           (c) Servicing Charges inadvertently deposited in Collection Account                      --
(iv)      Premium Amount due on Payment Date and unpaid Premium Amounts                      21,783.33
(v)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees           416.67
(vi)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --
(vii)     Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                          40,580.53
            Class A-2 Note Interest                                                         246,395.18
            Class A-3 Note Interest                                                         238,484.95
            Class A-4 Note Interest                                                         331,522.69
(viii)    Class B-1 Note Interest                                                            24,827.58
(ix)      Class B-2 Note Interest                                                            16,083.81
(x)       Class B-3 Note Interest                                                            21,113.59
(xi)      Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                       9,243,338.53
            Class A-2 Principal Distribution Amount                                                 --
            Class A-3 Principal Distribution Amount                                                 --
            Class A-4 Principal Distribution Amount                                                 --
(xii)     Note Insuer Reimbursement Amount                                                          --
(xiii)    Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal     200,942.15
(xiv)     Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal     100,471.05
(xv)      Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal     200,942.15
(xvi)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             --
(xvii)    Other Amounts Due Servicer under Servicing Agreement                                      --
(xviii)   Remaining Amount to Residual Holder                                                       --

     Reviewed By:


     --------------------------------------------------------------
     E. Roger Gebhart
     Senior Vice President & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED OCTOBER 1, 1999




                   Initial         Beginning          Base          Additional       Total             Ending          Ending
                  Principal        Principal         Principal       Principal      Principal         Principal      Certificate
    Class          Balance          Balance        Distribution    Distribution    Distribution        Balance         Factor
-------------  ---------------  ---------------   --------------  --------------  ---------------  ---------------  -------------

Class A-1        70,687,140.00     9,659,795.24     9,243,338.53              --     9,243,338.53       416,456.71      0.0058915
Class A-2        53,856,869.00    53,856,869.00               --              --               --    53,856,869.00      1.0000000
Class A-3        52,510,447.00    52,510,447.00               --              --               --    52,510,447.00      1.0000000
Class A-4        70,687,140.00    70,687,140.00               --              --               --    70,687,140.00      1.0000000
               ---------------  ---------------   --------------  --------------  ---------------  ---------------  -------------
 Total Class A  247,741,596.00   186,714,251.24     9,243,338.53              --     9,243,338.53   177,470,912.71      0.7163549

Class B-1         5,385,687.00     4,059,005.56       200,942.15              --       200,942.15     3,858,063.41      0.7163549
Class B-2         2,692,843.00     2,029,502.40       100,471.05              --       100,471.05     1,929,031.35      0.7163549
Class B-3         5,385,687.00     4,059,005.56       200,942.15              --       200,942.15     3,858,063.42      0.7163549
               ---------------  ---------------   --------------  --------------  ---------------  ---------------
 Total          261,205,813.00   196,861,764.76     9,745,693.88              --     9,745,693.88   187,116,070.89

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


AVAILABLE FUNDS
   Collection Account balance, as of September 30, 1999                                   2,764,669.66
   Investment earnings on amounts in Collection Account                                      13,108.26
   Payments due Collection Account from last 3 business days of Collection Period         3,950,428.17
   Additional contribution for terminated trade-ups and rebooked leases                     202,772.88
   Servicer Advance on current Determination Date                                         3,841,315.02
                                                                                        --------------
     Available Funds on Payment Date                                                     10,772,293.99
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                              10,772,293.99
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                              10,772,293.99
UNREIMBURSED SERVICER ADVANCES
   Unreimbursed Servicer Advances due                                                               --
   Unreimbursed Servicer Advances paid                                                              --
                                                                                        --------------
     Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                              10,772,293.99
SERVICER FEES
    Servicer Fees due                                                                        85,391.79
    Servicer Fees paid                                                                       85,391.79
                                                                                        --------------
     Servicer Fees remaining unpaid                                                                 --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                              10,686,902.20
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                              10,686,902.20
PREMIUM AMOUNT
   Premium Amount due                                                                        21,783.33
   Premium Amount paid                                                                       21,783.33
                                                                                        --------------
     Premium Amount remaining unpaid                                                                --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                              10,665,118.87
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
   Indenture Trustee Fee due                                                                    416.67
   Indenture Trustee Fee paid                                                                   416.67
                                                                                        --------------
     Indenture Trustee Fee remaining unpaid                                                         --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                              10,664,702.20

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
   Total Indenture Trustee Expenses due                                                             --
   Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                        75,000.00
                                                                                       ---------------
   Total Indenture Trustee Expenses paid                                                            --
                                                                                       ---------------
    Indenture Trustee Expenses unpaid                                                               --

  REMAINING AVAILABLE FUNDS                                                              10,664,702.20
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
   Class A-1 Note Interest                                                                   40,580.53
   Class A-2 Note Interest                                                                  246,395.18
   Class A-3 Note Interest                                                                  238,484.95
   Class A-4 Note Interest                                                                  331,522.69
                                                                                       ---------------
    Total Class A Interest due                                                              856,983.34
                                                                                       ---------------
  REMAINING AVAILABLE FUNDS                                                               9,807,718.86
CLASS B-1 NOTE INTEREST
   Class B-1 Note Interest due                                                               24,827.58
   Class B-1 Note Interest paid                                                              24,827.58
                                                                                       ---------------
    Class B-1 Note Interest remaining unpaid                                                        --
                                                                                       ---------------
  REMAINING AVAILABLE FUNDS                                                               9,782,891.28
CLASS B-2 NOTE INTEREST
   Class B-2 Note Interest due                                                               16,083.81
   Class B-2 Note Interest paid                                                              16,083.81
                                                                                       ---------------
    Class B-2 Note Interest remaining unpaid                                                        --
                                                                                       ---------------
  REMAINING AVAILABLE FUNDS                                                               9,766,807.47
CLASS B-3 NOTE INTEREST
   Class B-3 Note Interest due                                                               21,113.59
   Class B-3 Note Interest paid                                                              21,113.59
                                                                                       ---------------
    Class B-3 Note Interest remaining unpaid                                                        --
                                                                                       ---------------
  REMAINING AVAILABLE FUNDS                                                               9,745,693.88
CLASS A BASE PRINCIPAL DISTRIBUTION
   Class A Base Principal Distribution Amount due                                         9,243,338.53
   Class A Note Principal Balance as of preceding Payment Date                          186,714,251.24
                                                                                       ---------------
   Class A Base Principal Distribution Amount paid                                        9,243,338.53
                                                                                       ---------------
    Class A Base Principal Distribution Amount remaining unpaid                                     --

   Class A-1 Note Principal Balance as of preceding Payment Date                          9,659,795.24
   Class A-1 Base Principal Distribution Amount paid                                      9,243,338.53
                                                                                       ---------------
    Class A-1 Note Principal Balance after distribution on Payment Date                     416,456.71
                                                                                       ---------------

   Remaining Class A Base Principal Distribution Amount                                             --
                                                                                       ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


    Class A-2 Note Principal Balance as of preceding Payment Date                        53,856,869.00
    Class A-2 Base Principal Distribution Amount paid                                               --
                                                                                       ---------------
     Class A-2 Note Principal Balance after distribution on Payment Date                 53,856,869.00

    Remaining Class A Base Principal Distribution Amount                                            --
                                                                                       ---------------

    Class A-3 Note Principal Balance as of preceding Payment Date                        52,510,447.00
    Class A-3 Base Principal Distribution Amount paid                                               --
                                                                                       ---------------
     Class A-3 Note Principal Balance after distribution on Payment Date                 52,510,447.00

    Remaining Class A Base Principal Distribution Amount                                            --
                                                                                       ---------------

    Class A-4 Note Principal Balance as of preceding Payment Date                        70,687,140.00
    Class A-4 Base Principal Distribution Amount paid                                               --
                                                                                       ---------------
     Class A-4 Note Principal Balance after distribution on Payment Date                 70,687,140.00

   REMAINING AVAILABLE FUNDS                                                                502,355.35

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insuer Reimbursement Amount due                                                            --
    Note Insuer Reimbursement Amount paid                                                           --
                                                                                       ---------------
    Note Insuer Reimbursement Amount remaining unpaid                                               --
   REMAINING AVAILABLE FUNDS                                                                502,355.35

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                         4,059,005.56
    Class B-1 Base Principal Distribution due                                               200,942.15
    Class B-1 Base Principal Distribution paid                                              200,942.15
                                                                                       ---------------
     Class B-1 Base Principal Distribution remaining unpaid                                         --
     Class B-1 Note Principal Balance after distribution on Payment Date                  3,858,063.41

   REMAINING AVAILABLE FUNDS                                                                301,413.20

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                         2,029,502.40
    Class B-2 Base Principal Distribution due                                               100,471.05
    Class B-2 Base Principal Distribution paid                                              100,471.05
                                                                                       ---------------
     Class B-2 Base Principal Distribution remaining unpaid                                         --
     Class B-2 Note Principal Balance after distribution on Payment Date                  1,929,031.35
   REMAINING AVAILABLE FUNDS                                                                200,942.15
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


   Class B-3 Note Principal Balance as of preceding Payment Date                          4,059,005.56
   Class B-3 Base Principal Distribution due                                                200,942.15
   Class B-3 Base Principal Distribution paid                                               200,942.15
                                                                                       ---------------
    Class B-3 Base Principal Distribution remaining unpaid                                        0.00
    Class B-3 Note Principal Balance after distribution on Payment Date                   3,858,063.42
  REMAINING AVAILABLE FUNDS                                                                         --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
   Indenture Trustee Expenses unpaid per above                                                      --
   Remaining Indenture Trustee Expenses paid                                                        --
                                                                                       ---------------
    Remaining Indenture Trustee Expenses unpaid                                                     --
  REMAINING AVAILABLE FUNDS                                                                         --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement due                                         --
   Other Amounts Due Servicer under Servicing Agreement paid                                        --
                                                                                       ---------------
   Other Amounts Due Servicer under Servicing Agreement remaining unpaid                            --
  REMAINING AVAILABLE FUNDS                                                                         --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                             204,940,294.76
      ADCPB, end of Collection Period                                                   195,194,600.88
                                                                                       ---------------
        Base Principal Amount                                                             9,745,693.88

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                     3,164,264.17
      Servicing Advances collected during the current Collection Period                   3,164,264.17
                                                                                       ---------------
        Unreimbursed Servicing Advances as of current Determination Date                            --

CALCULATION OF INTEREST DUE

                        Beginning                            Current                               Total
                        Principal            Interest        Interest           Overdue           Interest
        Class            Balance               Rate            Due              Interest            Due
      ---------      --------------          --------        ----------         --------         ----------

      Class A-1        9,659,795.24           5.2150%         40,580.53             --            40,580.53
      Class A-2       53,856,869.00           5.4900%        246,395.18             --           246,395.18
      Class A-3       52,510,447.00           5.4500%        238,484.95             --           238,484.95
      Class A-4       70,687,140.00           5.6280%        331,522.69             --           331,522.69
      Class B-1        4,059,005.56           7.3400%         24,827.58             --            24,827.58
      Class B-2        2,029,502.40           9.5100%         16,083.81             --            16,083.81
      Class B-3        4,059,005.56           6.2420%         21,113.59             --            21,113.59
                     --------------           ------         ----------           ----           ----------
                     196,861,764.76           5.6020%        919,008.33             --           919,008.33

CALCULATION OF PRINCIPAL DUE

                            Base             Base                               Total
                          Principal        Principal             Overdue      Principal
       Class             Amount Pct.        Amount              Principal        Due
     ----------          -----------     ------------          -----------   ------------

      Class A               94.845%      9,243,338.53                --      9,243,338.53
      Class B-1              2.062%        200,942.15                --        200,942.15
      Class B-2              1.031%        100,471.05                --        100,471.05
      Class B-3              2.062%        200,942.15              0.00        200,942.15
                                         ------------              ----      ------------
                                         9,745,693.88              0.00      9,745,693.88

CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                     204,940,294.76
      Servicer Fee Rate                                                  0.500%
      One-twelfth                                                          1/12
                                                                 --------------
      Servicer Fee due current period                                 85,391.79
      Prior Servicer Fee arrearage                                           --
                                                                 --------------
      Servicer Fee due                                                85,391.79

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 1999


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period             186,714,251.24
      Premium Rate                                                                                    0.140%
      One-twelfth                                                                                      1/12
                                                                                            ---------------
      Premium Amount due Current Period                                                           21,783.33
      Prior Premium Amount arrearage                                                                     --
                                                                                            ---------------
       Total Premium Amount due                                                                   21,783.33

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                       416.67
      Prior Indenture Trustee Fee arrearage                                                              --
                                                                                            ---------------
      Total Indenture Trustee Fee due                                                                416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     --
      Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                            ---------------
      Total Indenture Trustee Expenses due                                                               --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                              --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             --
                                                                                            ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE  TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999

RESTRICTING EVENT DETERMINATION:

                                                                                       Yes/No
                                                                                       ------

     A) Event of Servicer Termination (Yes/No)                                           No
     B) Note Insuer has Made a Payment (Yes/No)                                          No
     C) Gross Charge Off Event has Occurred (Yes/No)                                     No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                  No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                               Yes/No
                                                                                               ------

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture when
     due; and,                                                                                   No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
     Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
     Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity
     Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
     Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
     Notes, or Class B-3 Notes, as the case may be.                                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

  Section                              Event                                  Yes/No
 ----------  --------------------------------------------------------------- --------
 6.01(i)     Failure to make payment required                                   No
 6.01(ii)    Failure to submit Monthly Statement                                No
 6.01(iii)   Failure to Observe Covenants in Servicing Agreement                No
 6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.      No
 6.01(v)     Servicer files a voluntary petition for bankruptcy                 No
 6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
             withdrawn or dismissed within 60 days                              No
 6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing
             Agreement                                                          No
 6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement
             has occurred.                                                      No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


Gross Charge Event Calculation:

                                                                     Result
                                                                     ------

    Gross Charge Off Ratio Current Period                             (0.04)%
    Gross Charge Off Ratio Prior Period                                1.90%
    Gross Charge Off Ratio Second Prior Period                         1.99%
                                                                     ------
     Average of Gross Charge Off Ratio for Three Periods               1.28%
    Maximum Allowed                                                    2.50%

    Gross Charge Off Ratio:

                             ADCPB of                                                               Gross Charge Off Ratio
                          All Defaulted          Less                             End of Month          Charge Offs/
                            Contracts          Recoveries         Charge Offs        ADCPB                 ADCPB
                          -------------       ------------       -------------   ---------------   -----------------------

    Current Period           211,495.69         218,750.30         (7,254.61)     195,194,600.88           (0.04)%
    Prior Period             373,481.97          49,575.43        323,906.54      204,940,294.76            1.90%
    Second Prior Period      593,904.81         242,646.73        351,258.08      211,844,074.32            1.99%

Delinquency Event Calculation:

                                                                     Results
                                                                     -------

    Delinquency Trigger Ratio Current Period                           4.00%
    Delinquency Trigger Ratio Prior Period                             3.68%
    Delinquency Trigger Ratio Second Prior Period                      3.50%
                                                                     ------
    Average of Delinquency Trigger Ratios                              3.73%
    Maximum Allowed                                                    7.50%

    Delinquency Trigger Ratio:

                               A                  B                   A/B
                              ---                ---                  ---
                           ADCPB of            ADCPB of
                      Contract > 30 Days:    All Contracts     Delinquency Trigger
                           Past Due         As of Month-End          Ratio:
                      -------------------   ---------------    -------------------

    Current Period       8,048,334.34        201,008,526.95          4.00%
    Prior Period         7,647,341.34        207,574,497.21          3.68%
    Second Prior Period  7,505,281.28        214,657,605.46          3.50%

                               ADCPB      Delinquency Ratio
                           ------------   -----------------

    Current                 192,960,193        96.00%
    31-60 Days Past Due       4,783,523         2.38%
    61-90 Days Past Due       1,591,368         0.79%
    91+ Days Past Due         1,673,443         0.83%
                            -----------       ------
    TOTAL                   201,008,527       100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                               269,284,343.00
    Maximum Substitution (10% of Initial)                   26,928,434.30

    Prior month Cumulative ADCPB Substituted                 1,681,764.42
    Current month ADCPB Substituted                            483,293.84
                                                          ---------------
    Cumulative ADCPB Substituted                             2,165,058.26

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 1999


Available Amount to Note Holders:                                                                  8,551,724.05

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                              --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                             --
(iii)      Aggregate of:
            (a) Unreimbursed Servicer Advances                                                               --
            (b) Servicer Fees from current and prior Collection Period                               102,857.24
            (c) Servicing Charges inadvertently deposited in Collection Account                              --
(iv)       Premium Amount due on Payment Date and unpaid Premium Amounts                              26,345.87
(v)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                   416.67
(vi)       Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                     --
(vii)      Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                  150,563.26
            Class A-2 Note Interest                                                                  260,047.14
            Class A-3 Note Interest                                                                  221,916.32
            Class A-4 Note Interest                                                                  401,672.54

(viii)     Class B-1 Note Interest                                                                    27,041.34
(ix)       Class B-2 Note Interest                                                                    20,434.42
(x)        Class B-3 Note Interest                                                                    16,179.80
(xi)       Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                7,000,841.02
            Class A-2 Principal Distribution Amount                                                          --
            Class A-3 Principal Distribution Amount                                                          --
            Class A-4 Principal Distribution Amount                                                          --
(xii)      Note Insuer Reimbursement Amount                                                                  --
(xiii)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal             152,192.21
(xiv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal              76,096.10
(xv)       Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal              95,120.13
(xvi)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                     --
(xvii)     Other Amounts Due Servicer under Servicing Agreement                                              --
(xviii)    Remaining Amount to Residual Holder                                                               --


     Reviewed By:



     -------------------------------------------------------------
     Robert J. Henchey
     President

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED OCTOBER 1, 1999



                      Initial         Beginning         Base        Additional       Total            Ending        Ending
                     Principal        Principal       Principal     Principal       Principal        Principal     Certificate
    Class             Balance          Balance      Distribution   Distribution    Distribution       Balance        Factor
---------------  ---------------  ---------------  -------------  -------------  ---------------  --------------  ------------

Class A-1          70,688,994.00    36,375,259.41   7,000,841.02             --     7,000,841.02   29,374,418.40     0.4155444
Class A-2          57,258,085.00    57,258,085.00             --             --               --   57,258,085.00     1.0000000
Class A-3          48,068,516.00    48,068,516.00             --             --               --   48,068,516.00     1.0000000
Class A-4          84,119,903.00    84,119,903.00             --             --               --   84,119,903.00     1.0000000
                 ---------------  ---------------  -------------  -------------  ---------------  --------------     ---------
  Total Class A   260,135,498.00   225,821,763.41   7,000,841.02             --     7,000,841.02  218,820,922.40     0.8411806

Class B-1           5,655,120.00     4,909,169.18     152,192.21             --       152,192.21    4,756,976.98     0.8411806
Class B-2           2,827,560.00     2,454,584.59      76,096.10             --        76,096.10    2,378,488.49     0.8411806
Class B-3           3,534,450.00     3,068,230.74      95,120.13             --        95,120.13    2,973,110.61     0.8411806
                 ---------------  ---------------  -------------  -------------  ---------------  --------------
  Total           272,152,628.00   236,253,747.93   7,324,249.46             --     7,324,249.46  228,929,498.47

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of September 30, 1999                                  1,910,737.79
     Investment earnings on amounts in Collection Account                                     11,132.25
     Payments due Collection Account from last 3 business days of Collection Period        1,172,441.74
     Additional contribution for terminated trade-ups and rebooked leases                     16,659.43
     Servicer Advance on current Determination Date                                        5,440,752.84
                                                                                          -------------
      Available Funds on Payment Date                                                      8,551,724.05
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                          -------------
 REMAINING AVAILABLE FUNDS                                                                 8,551,724.05
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                          -------------
 REMAINING AVAILABLE FUNDS                                                                 8,551,724.05
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                              --
     Unreimbursed Servicer Advances paid                                                             --
                                                                                          -------------
      Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                          -------------
 REMAINING AVAILABLE FUNDS                                                                 8,551,724.05
SERVICER FEES
     Servicer Fees due                                                                       102,857.24
     Servicer Fees paid                                                                      102,857.24
                                                                                          -------------
      Servicer Fees remaining unpaid                                                                 --
                                                                                          -------------
 REMAINING AVAILABLE FUNDS                                                                 8,448,866.81
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                          -------------
 REMAINING AVAILABLE FUNDS                                                                 8,448,866.81
PREMIUM AMOUNT
     Premium Amount due                                                                       26,345.87
     Premium Amount paid                                                                      26,345.87
                                                                                          -------------
      Premium Amount remaining unpaid                                                                --
                                                                                          -------------
 REMAINING AVAILABLE FUNDS                                                                 8,422,520.93
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                          -------------
      Indenture Trustee Fee remaining unpaid                                                         --
                                                                                          -------------
 REMAINING AVAILABLE FUNDS                                                                 8,422,104.27

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


 REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                   --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                              75,000.00
                                                                               ---------------
     Total Indenture Trustee Expenses paid                                                  --
                                                                               ---------------
      Indenture Trustee Expenses unpaid                                                     --

 REMAINING AVAILABLE FUNDS                                                        8,422,104.27
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                        150,563.26
     Class A-2 Note Interest                                                        260,047.14
     Class A-3 Note Interest                                                        221,916.32
     Class A-4 Note Interest                                                        401,672.54
                                                                               ---------------
      Total Class A Interest due                                                  1,034,199.25
                                                                               ---------------
 REMAINING AVAILABLE FUNDS                                                        7,387,905.02
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                     27,041.34
     Class B-1 Note Interest paid                                                    27,041.34
                                                                               ---------------
      Class B-1 Note Interest remaining unpaid                                              --
                                                                               ---------------
 REMAINING AVAILABLE FUNDS                                                        7,360,863.68
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                     20,434.42
     Class B-2 Note Interest paid                                                    20,434.42
                                                                               ---------------
      Class B-2 Note Interest remaining unpaid                                              --
                                                                               ---------------
 REMAINING AVAILABLE FUNDS                                                        7,340,429.26
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                     16,179.80
     Class B-3 Note Interest paid                                                    16,179.80
                                                                               ---------------
      Class B-3 Note Interest remaining unpaid                                              --
                                                                               ---------------
 REMAINING AVAILABLE FUNDS                                                        7,324,249.46
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                               7,000,841.02
     Class A Note Principal Balance as of preceding Payment Date                225,821,763.41
                                                                               ---------------
     Class A Base Principal Distribution Amount paid                              7,000,841.02
                                                                               ---------------
      Class A Base Principal Distribution Amount remaining unpaid                           --

     Class A-1 Note Principal Balance as of preceding Payment Date               36,375,259.41
     Class A-1 Base Principal Distribution Amount paid                            7,000,841.02
                                                                               ---------------
      Class A-1 Note Principal Balance after distribution on Payment Date        29,374,418.40
                                                                               ---------------

     Remaining Class A Base Principal Distribution Amount                                   --
                                                                               ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date              57,258,085.00
     Class A-2 Base Principal Distribution Amount paid                                     --
                                                                               --------------
      Class A-2 Note Principal Balance after distribution on Payment Date       57,258,085.00

     Remaining Class A Base Principal Distribution Amount                                  --
                                                                               --------------

     Class A-3 Note Principal Balance as of preceding Payment Date              48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                     --
                                                                               --------------
      Class A-3 Note Principal Balance after distribution on Payment Date       48,068,516.00

     Remaining Class A Base Principal Distribution Amount                                  --
                                                                               --------------

     Class A-4 Note Principal Balance as of preceding Payment Date              84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                     --
                                                                               --------------
      Class A-4 Note Principal Balance after distribution on Payment Date       84,119,903.00

 REMAINING AVAILABLE FUNDS                                                         323,408.44

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                  --
     Note Insuer Reimbursement Amount paid                                                 --
                                                                               --------------
     Note Insuer Reimbursement Amount remaining unpaid                                     --
 REMAINING AVAILABLE FUNDS                                                         323,408.44

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date               4,909,169.18
     Class B-1 Base Principal Distribution due                                     152,192.21
     Class B-1 Base Principal Distribution paid                                    152,192.21
                                                                               --------------
      Class B-1 Base Principal Distribution remaining unpaid                               --
      Class B-1 Note Principal Balance after distribution on Payment Date        4,756,976.98

 REMAINING AVAILABLE FUNDS                                                         171,216.23

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date               2,454,584.59
     Class B-2 Base Principal Distribution due                                      76,096.10
     Class B-2 Base Principal Distribution paid                                     76,096.10
                                                                               --------------
      Class B-2 Base Principal Distribution remaining unpaid                               --
      Class B-2 Note Principal Balance after distribution on Payment Date        2,378,488.49
 REMAINING AVAILABLE FUNDS                                                          95,120.13
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


     Class B-3 Note Principal Balance as of preceding Payment Date               3,068,230.74
     Class B-3 Base Principal Distribution due                                      95,120.13
     Class B-3 Base Principal Distribution paid                                     95,120.13
                                                                               --------------
      Class B-3 Base Principal Distribution remaining unpaid                             0.00
      Class B-3 Note Principal Balance after distribution on Payment Date        2,973,110.61
 REMAINING AVAILABLE FUNDS                                                                 --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(II)
     Indenture Trustee Expenses unpaid per above                                           --
     Remaining Indenture Trustee Expenses paid                                             --
                                                                               --------------
      Remaining Indenture Trustee Expenses unpaid                                          --
 REMAINING AVAILABLE FUNDS                                                                 --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                    4,915,021.55
     Other Amounts Due Servicer under Servicing Agreement paid                             --
                                                                               --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid       4,915,021.55
 REMAINING AVAILABLE FUNDS                                                                 --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                          --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                    246,857,386.02
      ADCPB, end of Collection Period                                          239,533,136.56
                                                                              ---------------
       Base Principal Amount                                                     7,324,249.46

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period            4,380,331.56
      Servicing Advances collected during the current Collection Period          4,380,331.56
                                                                              ---------------
       Unreimbursed Servicing Advances as of current Determination Date                    --

CALCULATION OF INTEREST DUE

                        Beginning                            Current                             Total
                        Principal          Interest          Interest           Overdue         Interest
        Class            Balance             Rate              Due              Interest          Due
      ---------      --------------        ---------      -------------        ----------     -------------

      Class A-1       36,375,259.41           4.9670%        150,563.26                --        150,563.26
      Class A-2       57,258,085.00           5.4500%        260,047.14                --        260,047.14
      Class A-3       48,068,516.00           5.5400%        221,916.32                --        221,916.32
      Class A-4       84,119,903.00           5.7300%        401,672.54                --        401,672.54
      Class B-1        4,909,169.18           6.6100%         27,041.34                --         27,041.34
      Class B-2        2,454,584.59           9.9900%         20,434.42                --         20,434.42
      Class B-3        3,068,230.74           6.3280%         16,179.80                --         16,179.80
                     --------------        ---------      -------------        ----------     -------------
                     236,253,747.93           5.5763%      1,097,854.81                --      1,097,854.81


CALCULATION OF PRINCIPAL DUE

                         Base               Base                                Total
                       Principal          Principal          Overdue          Principal
       Class          Amount Pct.           Amount           Principal           Due
     ----------       ------------      -------------       -----------     -------------

     Class A             95.584%         7,000,841.02                --      7,000,841.02
     Class B-1            2.078%           152,192.21                --        152,192.21
     Class B-2            1.039%            76,096.10                --         76,096.10
     Class B-3            1.299%            95,120.13              0.00         95,120.13
                                        -------------       -----------     -------------
                                         7,324,249.46              0.00      7,324,249.46

CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                 246,857,386.02
      Servicer Fee Rate                                               0.500%
      One-twelfth                                                      1/12
                                                            ---------------
      Servicer Fee due current period                            102,857.24
      Prior Servicer Fee arrearage                                       --
                                                            ---------------
      Servicer Fee due                                           102,857.24

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 1999


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period             225,821,763.41
      Premium Rate                                                                                    0.140%
      One-twelfth                                                                                      1/12
                                                                                            ---------------
      Premium Amount due Current Period                                                           26,345.87
      Prior Premium Amount arrearage                                                                     --
                                                                                            ---------------
       Total Premium Amount due                                                                   26,345.87

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                       416.67
      Prior Indenture Trustee Fee arrearage                                                              --
                                                                                            ---------------
      Total Indenture Trustee Fee due                                                                416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     --
      Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                            ---------------
      Total Indenture Trustee Expenses due                                                               --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                    4,915,021.55
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             --
                                                                                            ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                               4,915,021.55

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


RESTRICTING EVENT DETERMINATION:

                                                                                       Yes/No
                                                                                       ------

     A) Event of Servicer Termination (Yes/No)                                           No
     B) Note Insuer has Made a Payment (Yes/No)                                          No
     C) Gross Charge Off Event has Occurred (Yes/No)                                     No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                  No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                               Yes/No
                                                                                               ------

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture when
     due; and,                                                                                   No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
     Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
     Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity
     Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
     Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
     Notes, or Class B-3 Notes, as the case may be.                                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

  Section                              Event                                  Yes/No
 ----------  --------------------------------------------------------------- --------
 6.01(i)     Failure to make payment required                                   No
 6.01(ii)    Failure to submit Monthly Statement                                No
 6.01(iii)   Failure to Observe Covenants in Servicing Agreement                No
 6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.      No
 6.01(v)     Servicer files a voluntary petition for bankruptcy                 No
 6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
             withdrawn or dismissed within 60 days                              No
 6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing
             Agreement                                                          No
 6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement
             has occurred.                                                      No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


Gross Charge Event Calculation:

                                                                      Result
                                                                      ------

    Gross Charge Off Ratio Current Period                              0.14%
    Gross Charge Off Ratio Prior Period                                2.95%
    Gross Charge Off Ratio Second Prior Period                         0.46%
                                                                       ----
      Average of Gross Charge Off Ratio for Three Periods              1.18%
    Maximum Allowed                                                    2.50%

Gross Charge Off Ratio:

                             ADCPB of                                                               Gross Charge Off Ratio
                          All Defaulted         Less                             End of Month           Charge Offs/
                            Contracts         Recoveries        Charge Offs         ADCPB                 ADCPB
                          -------------      ------------      -------------    ---------------   -----------------------

    Current Period           152,617.12        125,065.75           27,551.37    239,533,136.56           0.14%
    Prior Period             660,126.79         54,261.42          605,865.37    246,857,386.02           2.95%
    Second Prior Period      206,431.10        110,032.24           96,398.86    254,117,448.35           0.46%

Delinquency Event Calculation:

                                                                     Results
                                                                     -------

    Delinquency Trigger Ratio Current Period                           3.97%
    Delinquency Trigger Ratio Prior Period                             3.50%
    Delinquency Trigger Ratio Second Prior Period                      3.08%
                                                                       ----
    Average of Delinquency Trigger Ratios                              3.51%
    Maximum Allowed                                                    7.50%

    Delinquency Trigger Ratio:

                                 A                  B                   A/B
                                ---                ---                  ---
                             ADCPB of            ADCPB of
                        Contract > 30 Days:    All Contracts     Delinquency Trigger
                             Past Due         As of Month-End          Ratio:
                        -------------------   ---------------    -------------------
    Current Period            10,004,662.57    252,197,207.71            3.97%
    Prior Period               9,041,435.17    258,373,369.89            3.50%
    Second Prior Period        8,192,375.88    266,200,965.67            3.08%

                               ADCPB      Delinquency Ratio
                           ------------   -----------------

    Current                 242,192,545        99.14%
    31-60 Days Past Due       4,707,254         1.93%
    61-90 Days Past Due       1,484,365         0.61%
    91+ Days Past Due         3,813,043         1.56%
                           ------------      -------
    TOTAL                   244,282,226       100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                               226,204,781.43
    Maximum Substitution (10% of Initial)                   22,620,478.14

    Prior month Cumulative ADCPB Substituted                   894,477.92
    Current month ADCPB Substituted                                    --
                                                          ---------------
    Cumulative ADCPB Substituted                               894,477.92

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 1999


Available Amount to Note Holders:                                                                 4,099,450.73
Reserve Account balance, beginning                                                                1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)      Aggregate of:
            (a) Unreimbursed Servicer Advances                                                              --
            (b) Servicer Fees from current and prior Collection Period                               72,923.28
            (c) Servicing Charges inadvertently deposited in Collection Account                             --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                  95,238.25
            Class A-2 Note Interest                                                                  97,484.73
            Class A-3 Note Interest                                                                  59,555.85
            Class A-4 Note Interest                                                                 204,314.82
(vii)      Class B Note Interest                                                                     46,652.43
(viii)     Class C Note Interest                                                                     34,772.27
(ix)       Class D Note Interest                                                                     10,615.04

(x)        Class A Base Principal Distribution Amount
            Class A-1 Principal Distribution Amount                                               3,064,682.16
            Class A-2 Principal Distribution Amount                                                         --
            Class A-3 Principal Distribution Amount                                                         --
            Class A-4 Principal Distribution Amount                                                         --
(xi)       Class B Base Principal Distribution Amount                                                       --
(xii)      Class C Base Principal Distribution Amount                                                       --
(xiii)     Class D Base Principal Distribution Amount                                                       --
(xv)       Class E Note Interest                                                                      7,847.48
(xvi)      Class E Principal Distribution Amount                                                            --
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                       --
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xx)       Remaining Amount to Residual Holder                                                      404,947.75

Reserve Account balance, ending                                                                   1,751,034.78


     Reviewed By:



     ----------------------------------------------------------------
     E. Roger Gebhart
     Senior Vice President

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of September 30, 1999                                  1,788,500.37
     Investment earnings on amounts in Collection Account                                        245.55
     Investment earnings on amounts in Reserve Account                                           503.42
     Payments due Collection Account from last 3 business days of Collection Period                  --
     Additional contribution for terminated trade-ups and rebooked leases                     18,161.38
     Servicer Advance on current Determination Date                                        2,292,040.01
                                                                                           ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                       4,099,450.73
     Reserve Account balance                                                               1,751,034.78
                                                                                           ------------
     TOTAL AVAILABLE FUNDS                                                                 5,850,485.51

Initial Unpaid Amounts inadvertently deposited in Collection Account                                 --
                                                                                           ------------
 REMAINING AVAILABLE FUNDS                                                                 5,850,485.51

Indemnity Payments paid inadvertently deposited in Collection Account                                --
                                                                                           ------------
 REMAINING AVAILABLE FUNDS                                                                 5,850,485.51

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                              --
     Unreimbursed Servicer Advances paid                                                             --
                                                                                           ------------
      Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                           ------------
 REMAINING AVAILABLE FUNDS                                                                 5,850,485.51

SERVICER FEES
     Servicer Fees due                                                                        72,923.28
     Servicer Fees paid                                                                       72,923.28
                                                                                           ------------
      Servicer Fees remaining unpaid                                                                 --
                                                                                           ------------
 REMAINING AVAILABLE FUNDS                                                                 5,777,562.23

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                           ------------
 REMAINING AVAILABLE FUNDS                                                                 5,777,562.23

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                           ------------
      Indenture Trustee Fee remaining unpaid                                                         --
                                                                                           ------------
 REMAINING AVAILABLE FUNDS                                                                 5,777,145.57

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                            --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                        75,000.00
                                                                                           ------------
     Total Indenture Trustee Expenses paid                                                           --
                                                                                           ------------
      Indenture Trustee Expenses unpaid                                                              --
 REMAINING AVAILABLE FUNDS                                                                 5,777,145.57

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                   95,238.25
     Class A-2 Note Interest                                                   97,484.73
     Class A-3 Note Interest                                                   59,555.85
     Class A-4 Note Interest                                                  204,314.82
      Total Class A Interest due                                              456,593.65
                                                                          --------------
 REMAINING AVAILABLE FUNDS                                                  5,320,551.91

CLASS B NOTE INTEREST
     Class B Note Interest due                                                 46,652.43
     Class B Note Interest paid                                                46,652.43
                                                                          --------------
      Class B Note Interest remaining unpaid                                          --
                                                                          --------------
 REMAINING AVAILABLE FUNDS                                                  5,273,899.48

CLASS C NOTE INTEREST
     Class C Note Interest due                                                 34,772.27
     Class C Note Interest paid                                                34,772.27
                                                                          --------------
      Class C Note Interest remaining unpaid                                          --
                                                                          --------------
 REMAINING AVAILABLE FUNDS                                                  5,239,127.21

CLASS D NOTE INTEREST
     Class D Note Interest due                                                 10,615.04
     Class D Note Interest paid                                                10,615.04
                                                                          --------------
      Class D Note Interest remaining unpaid                                          --
                                                                          --------------
 REMAINING AVAILABLE FUNDS                                                  5,228,512.17

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                         2,991,129.79
     Class A Note Principal Balance as of preceding Payment Date          143,584,852.00
                                                                          --------------
     Class A Base Principal Distribution Amount paid                        2,991,129.79
      Class A Base Principal Distribution Amount remaining unpaid                     --
                                                                          --------------
     Class A-1 Note Principal Balance as of preceding Payment Date         30,818,212.00
     Class A-1 Base Principal Distribution Amount paid                      2,991,129.79
                                                                          --------------
      Class A-1 Note Principal Balance after distribution                  27,827,082.21
                                                                          --------------
     Remaining Class A Base Principal Distribution Amount                             --
                                                                          --------------
     Class A-2 Note Principal Balance as of preceding Payment Date         31,956,385.00
     Class A-2 Base Principal Distribution Amount paid                                --
                                                                          --------------
      Class A-2 Note Principal Balance after distribution                  31,956,385.00
     Remaining Class A Base Principal Distribution Amount                             --
                                                                          --------------
     Class A-3 Note Principal Balance as of preceding Payment Date         18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                                --
                                                                          --------------
      Class A-3 Note Principal Balance after distribution                  18,823,624.00
     Remaining Class A Base Principal Distribution Amount                             --
                                                                          --------------
     Class A-4 Note Principal Balance as of preceding Payment Date         61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                --
                                                                          --------------
      Class A-4 Note Principal Balance after distribution                  61,986,631.00
 REMAINING AVAILABLE FUNDS                                                  2,237,382.39

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date              13,570,520.00
     Class B Base Principal Distribution due                                             --
     Class B Base Principal Distribution paid                                            --
                                                                             --------------
      Class B Base Principal Distribution remaining unpaid                               --
      Class B Note Principal Balance after distribution on Payment Date       13,570,520.00
 REMAINING AVAILABLE FUNDS                                                     2,237,382.39

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date               9,192,933.00
     Class C Base Principal Distribution due                                             --
     Class C Base Principal Distribution paid                                            --
      Class C Base Principal Distribution remaining unpaid                               --
                                                                             --------------
      Class C Note Principal Balance after distribution on Payment Date        9,192,933.00
 REMAINING AVAILABLE FUNDS                                                     2,237,382.39

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date               2,188,793.00
     Class D Base Principal Distribution due                                             --
     Class D Base Principal Distribution paid                                            --
                                                                             --------------
      Class D Base Principal Distribution remaining unpaid                               --
      Class D Note Principal Balance after distribution on Payment Date        2,188,793.00
 REMAINING AVAILABLE FUNDS                                                     2,237,382.39

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                    27,827,082.21
     Class A-1 Reallocated Principal Distribution                                        --
                                                                             --------------
      Class A-1 Note Principal Balance after Reallocation                     27,827,082.21
 Remaining Available Funds                                                     2,237,382.39
                                                                             --------------
     Class A-2 Note Principal Balance after Base Principal                    31,956,385.00
     Class A-2 Reallocated Principal Distribution                                        --
                                                                             --------------
      Class A-2 Note Principal Balance after Reallocation                     31,956,385.00
 Remaining Available Funds                                                     2,237,382.39
                                                                             --------------
     Class A-3 Note Principal Balance after Base Principal                    18,823,624.00
     Class A-3 Reallocated Principal Distribution                                        --
                                                                             --------------
      Class A-3 Note Principal Balance after Reallocation                     18,823,624.00
 Remaining Available Funds                                                     2,237,382.39
                                                                             --------------
     Class A-4 Note Principal Balance after Base Principal                    61,986,631.00
     Class A-4 Reallocated Principal Distribution                                        --
                                                                             --------------
      Class A-4 Note Principal Balance after Reallocation                     61,986,631.00
 REMAINING AVAILABLE FUNDS                                                     2,237,382.39

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                      13,570,520.00
     Class B Reallocated Principal Distribution paid                                     --
                                                                             --------------
      Class B Note Principal Balance after Reallocation                       13,570,520.00
 REMAINING AVAILABLE FUNDS                                                     2,237,382.39

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                       9,192,933.00
     Class C Reallocated Principal Distribution paid                                     --
                                                                             --------------
      Class C Note Principal Balance after Reallocation                        9,192,933.00
 REMAINING AVAILABLE FUNDS                                                     2,237,382.39

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                       2,188,793.00
     Class D Reallocated Principal Distribution paid                                     --
      Class D Note Principal Balance after Reallocation                        2,188,793.00
 REMAINING AVAILABLE FUNDS                                                     2,237,382.39

CLASS E NOTE INTEREST
     Class E Note Interest due                                                     7,847.48
     Class E Note Interest paid                                                    7,847.48
                                                                             --------------
      Class E Note Interest remaining unpaid                                             --
                                                                             --------------
 REMAINING AVAILABLE FUNDS                                                     2,229,534.90

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date               2,363,897.00
     Class E Base Principal Distribution due                                             --
     Class E Base Principal Distribution paid                                            --
                                                                             --------------
      Class E Base Principal Distribution remaining unpaid                               --
      Class E Note Principal Balance after distribution on Payment Date        2,363,897.00
 REMAINING AVAILABLE FUNDS                                                     2,229,534.90

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                       2,363,897.00
     Class E Reallocated Principal Distribution paid                                     --
      Class E Note Principal Balance after Reallocation                        2,363,897.00
 REMAINING AVAILABLE FUNDS                                                     2,229,534.90

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal             27,827,082.21
     Class A-1 Supplemental Principal Distribution                                73,552.37
                                                                             --------------
      Class A-1 Note Principal Balance after Supplemental                     27,753,529.84
 Remaining Available Funds                                                     2,155,982.53
                                                                             --------------
     Class A-2 Note Principal Balance after Reallocated Principal             31,956,385.00
     Class A-2 Supplemental Principal Distribution                                       --
                                                                             --------------
      Class A-2 Note Principal Balance after Supplemental                     31,956,385.00
 Remaining Available Funds                                                     2,155,982.53
                                                                             --------------
     Class A-3 Note Principal Balance after Reallocated Principal             18,823,624.00
     Class A-3 Supplemental Principal Distribution                                       --
                                                                             --------------
      Class A-3 Note Principal Balance after Supplemental                     18,823,624.00
 Remaining Available Funds                                                     2,155,982.53
                                                                             --------------
     Class A-4 Note Principal Balance after Reallocated Principal             61,986,631.00
     Class A-4 Supplemental Principal Distribution                                       --
                                                                             --------------
      Class A-4 Note Principal Balance after Supplemental                     61,986,631.00
 REMAINING AVAILABLE FUNDS                                                     2,155,982.53

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal           13,570,520.00
     Class B Supplemental Principal Distribution paid                                --
                                                                          -------------
       Class B Note Principal Balance after Supplemental                  13,570,520.00
    REMAINING AVAILABLE FUNDS                                              2,155,982.53

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal            9,192,933.00
     Class C Supplemental Principal Distribution paid                                --
                                                                          -------------
       Class C Note Principal Balance after Supplemental                   9,192,933.00
    REMAINING AVAILABLE FUNDS                                              2,155,982.53

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal            2,188,793.00
     Class D Supplemental Principal Distribution paid                                --
                                                                          -------------
      Class D Note Principal Balance after Supplemental                    2,188,793.00
    REMAINING AVAILABLE FUNDS                                              2,155,982.53

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal            2,363,897.00
     Class E Supplemental Principal Distribution paid                                --
                                                                          -------------
      Class E Note Principal Balance after Supplemental                    2,363,897.00
    REMAINING AVAILABLE FUNDS                                              2,155,982.53

RESERVE FUND
     Required Reserve Fund Amount                                          1,751,034.78
     Reserve Account Balance, Ending                                       1,751,034.78
      Reserve Account Deposit/(Withdrawal)                                         0.00
    REMAINING AVAILABLE FUNDS                                                404,947.75

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                     --
     Remaining Indenture Trustee Expenses paid                                       --
                                                                          -------------
      Remaining Indenture Trustee Expenses unpaid                                    --
    REMAINING AVAILABLE FUNDS                                                404,947.75

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                   404,947.75

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                             175,015,862.00
      ADCPB, end of Collection Period                                                   171,951,179.84
                                                                                        --------------
       Base Principal Amount                                                              3,064,682.16

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                               --
      Servicing Advances collected during the current Collection Period                             --
                                                                                        --------------
       Unreimbursed Servicing Advances as of current Determination Date                             --

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                            175,015,862.00
      Servicer Fee Rate                                                                          0.500%
      One-twelfth                                                                                 1/12
                                                                                        --------------
      Servicer Fee due current period                                                        72,923.28
      Prior Servicer Fee arrearage                                                                  --
                                                                                        --------------
      Servicer Fee due                                                                       72,923.28

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                  416.67
      Prior Indenture Trustee Fee arrearage                                                         --
                                                                                        --------------
      Total Indenture Trustee Fee due                                                           416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                --
      Prior Indenture Trustee Expenses arrearage                                                    --
                                                                                        --------------
      Total Indenture Trustee Expenses due                                                          --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                         --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                        --
                                                                                        --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                    --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 1999


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning
                   Initial       of Period            Interest                      Interest
   Class           Balance        Balance               Rate      Interest Due        Paid
   -----       --------------  --------------         -------     ------------     ----------

    A-1         30,818,212.00   30,818,212.00          5.855%       95,238.25       95,238.25
    A-2         31,956,385.00   31,956,385.00          6.460%       97,484.73       97,484.73
    A-3         18,823,624.00   18,823,624.00          6.700%       59,555.85       59,555.85
    A-4         61,986,631.00   61,986,631.00          6.980%      204,314.82      204,314.82
               --------------  --------------         ------       ----------      ----------
  Class A      143,584,852.00  143,584,852.00                      456,593.65      456,593.65
               --------------  --------------         ------       ----------      ----------
     B          13,570,520.00   13,570,520.00          7.280%       46,652.43       46,652.43
     C           9,192,933.00    9,192,933.00          8.010%       34,772.27       34,772.27
     D           2,188,793.00    2,188,793.00         10.270%       10,615.04       10,615.04
     E           2,363,897.00    2,363,897.00          7.030%        7,847.48        7,847.48
               --------------  --------------         ------       ----------      ----------
Total Notes    170,900,995.00  170,900,995.00                      556,480.87      556,480.87
               --------------  --------------         ------       ----------      ----------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning        (Monthly)        (Reallocated) (Supplemental)     Total           End          Ending
                  of Period        Principal          Principal     Principal      Principal      of Period     Certificate
   Class           Balance           Paid                Paid         Paid           Paid          Balance        Factor
   -----       --------------    ------------            ----       ---------    ------------   --------------   ---------

    A-1         30,818,212.00    2,991,129.79            0.00       73,552.37    3,064,682.16    27,753,529.84   0.9005561
    A-2         31,956,385.00            0.00            0.00            0.00            0.00    31,956,385.00   1.0000000
    A-3         18,823,624.00            0.00            0.00            0.00            0.00    18,823,624.00   1.0000000
    A-4         61,986,631.00            0.00            0.00            0.00            0.00    61,986,631.00   1.0000000
               --------------    ------------            ----       ---------    ------------   --------------
  Class A      143,584,852.00    2,991,129.79            0.00       73,552.37    3,064,682.16   140,520,169.84
               --------------    ------------            ----       ---------    ------------   --------------
     B          13,570,520.00            0.00            0.00            0.00            0.00    13,570,520.00   1.0000000
     C           9,192,933.00            0.00            0.00            0.00            0.00     9,192,933.00   1.0000000
     D           2,188,793.00            0.00            0.00            0.00            0.00     2,188,793.00   1.0000000
     E           2,363,897.00            0.00            0.00            0.00            0.00     2,363,897.00   1.0000000
               --------------    ------------            ----       ---------    ------------   --------------
Total Notes    170,900,995.00    2,991,129.79            0.00       73,552.37    3,064,682.16   167,836,312.84
               --------------    ------------            ----       ---------    ------------   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 1999


PRINCIPAL PAYMENT CALCULATION

                                   Investor           Investor       Investor                       Supplemental
                     (defined)      Monthly          Reallocated   Supplemental     Total            Percentage
                       Class       Principal          Principal      Principal     Principal        of Principal
   Class             Percentage     Amount             Amount         Amount        Amount            Allocated
   -----             ----------  ------------        -----------   ------------  ------------       ------------

     A                 82.00%    2,991,129.79            0.00       73,552.37    3,064,682.16           84.02%
     B                  7.75%            0.00            0.00            0.00            0.00            7.94%
     C                  5.25%            0.00            0.00            0.00            0.00            5.38%
     D                  1.25%            0.00            0.00            0.00            0.00            1.28%
     E                  1.35%            0.00            0.00            0.00            0.00            1.38%
                       -----     ------------            ----       ---------    ------------          ------
                                 2,991,129.79            0.00       73,552.37    3,064,682.16          100.00%
                       -----     ------------            ----       ---------    ------------          ------

FLOOR CALCULATION

                  Class         Floor Hit?        Floored
   Class          Floors           (Y/N)        Prin Amount
   -----          ------           -----        -----------

     A                                              N/A
     B              --              No               --
     C              --              No               --
     D              --              No               --
     E              --              No               --

(Retained) Certificate Balance                   4,114,867.00
Initial OC Percentage                                    2.40%

Overcollateralization Balance (prior)            4,114,867.00
Overcollateralization Balance (current)          4,114,867.00
Cumulative Loss Amount                                   0.00
Available Funds+Collection Account-Servicing     5,777,145.57

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 1999


RESTRICTING EVENT DETERMINATION:

                                                                                                         Yes/No
                                                                                                         ------

    A) Event of Servicer Termination (Yes/No)                                                              No
    B) Note Insurer has Made a Payment (Yes/No)                                                            No
    C) Gross Charge Off Event has Occurred (Yes/No)                                                        No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                         Yes/No
                                                                                                         ------

A) Failure to distribute to the Noteholders all or part of any payment of Interest required to
be made under the terms of such Notes or the Indenture when due; and,                                      No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient
Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date,
the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class
B Maturity Date, the Class C Maturity Date, the Class D Maturity Date, or the Class E Maturity
Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes,
or Class E Notes, as the case may be.                                                                      No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section                                 Event                                                            Yes/No
-------                                 -----                                                            ------

6.01(i)   Failure to make payment, deposit, transfer, or delivery required                                 No
6.01(ii)  Failure to submit Monthly Statement                                                              No
6.01(iii) Failure to Observe Covenants in Servicing Agreement                                              No
6.01(iv)  Servicer consents to appointment of custodian, receiver, etc.                                    No
6.01(v)   Servicer files a voluntary petition for bankruptcy                                               No
6.01(vi)  Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed
          within 60 days                                                                                   No
6.01(vii) Assignment by Servicer to a delegate its rights under Servicing Agreement                        No